UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2015

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 7, 2015, United Parcel Service, Inc. held its annual meeting of shareowners. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934 and are described in detail in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on Schedule 14A. The following matters were submitted to a vote of the shareowners.
Election of Directors:
Votes regarding the election of 12 directors for a term expiring in 2016 were as follows:

Election of Directors:	For	Against	Abstentions	Broker Non-Votes
David P. Abney	1,755,374,687	80,641,547	36,432,103	105,848,772
Rodney C. Adkins	1,776,635,655	54,473,275	41,339,407	105,848,772
Michael J. Burns	1,773,239,462	57,955,822	41,253,053	105,848,772
D. Scott Davis	1,756,058,502	86,387,060	30,002,775	105,848,772
William R. Johnson	1,775,027,077	55,958,480	41,462,780	105,848,772
Candace Kendle	1,772,546,494	59,252,600	40,649,243	105,848,772
Ann M. Livermore	1,761,040,394	73,651,336	37,756,607	105,848,772
Rudy H.P. Markham	1,773,960,867	57,605,046	40,882,424	105,848,772
Clark T. Randt, Jr.	1,775,315,637	57,084,182	40,048,518	105,848,772
John T. Stankey	1,772,558,364	57,928,078	41,961,895	105,848,772
Carol B. Tomé	1,772,543,632	61,772,813	38,131,892	105,848,772
Kevin M. Warsh	1,772,378,962	59,097,387	40,971,988	105,848,772

Under our Bylaws, each of the directors was elected, having received more votes “for” than “against.”
Incentive Compensation Plan:
Votes regarding the approval of the 2015 Omnibus Incentive Compensation Plan were as follows:

	For	Against	Abstentions	Broker Non-Votes
Incentive Compensation Plan	1,681,769,421	123,472,103	67,206,813	105,848,772
The proposal passed.
Ratification of Accountants:
Votes regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2015 were as follows:

	For	Against	Abstentions
Ratify the appointment of Deloitte & Touche LLP	1,921,511,855	41,745,078	15,040,176
The proposal passed.

Shareowner Proposals:
Votes on a shareowner proposal on lobbying disclosure were as follows:

	For	Against	Abstentions	Broker Non-Votes
Shareowner proposal	271,679,669	1,438,691,128	162,077,540	105,848,772
The proposal did not pass.

Votes on a shareowner proposal to reduce the voting power of class A stock from 10 votes per share to one vote per share were as follows:

	For	Against	Abstentions	Broker Non-Votes
Shareowner proposal	451,675,827	1,360,029,876	60,742,634	105,848,772
The proposal did not pass.

A shareowner proposal, also described in the proxy statement, regarding the payment of tax-gross ups to senior executives, was withdrawn by the proposing shareowner prior to the annual meeting and was not voted on at the annual meeting.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date: May 11, 2015	By:	/s/ Teri P. McClure
Teri P. McClure
Chief Legal Officer and
Senior Vice President, Human Resources